UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2007

CVS CAREMARK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-01011	05-0494040
(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island	02895
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) was previously the principal accountants for CVS Caremark Corporation (the “Company”). On September 26, 2007, KPMG was dismissed as the Company’s principal accountants.

The decision to change accountants was made by the Audit Committee of the Board of Directors of the Company at a meeting held on September 25, 2007 and followed the Audit Committee’s review, as part of its corporate governance practices, of the Company’s independent registered public accounting firm.

During the fifty-two week periods ended December 30, 2006 and December 31, 2005, and the subsequent interim period through September 26, 2007, there were no: (1) disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to KPMG’s satisfaction, would have caused it to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fifty-two week periods ended December 30, 2006 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG’s report on the consolidated financial statements of the Company as of and for the fifty-two week periods ended December 30, 2006 and December 31, 2005 contained a separate paragraph stating that “As discussed in Note 1 to the consolidated financial statements, CVS Corporation adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment”, effective January 1, 2006.”

The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 30, 2006 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope, or accounting principles.

The Company furnished a copy of the above disclosures to KPMG and requested that KPMG provide a letter addressed to the Commission stating whether or not it agrees with the statements made above. A copy of KPMG’s letter is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

At the same meeting, the Audit Committee determined to engage Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm commencing with audit services for the fiscal quarter ending September 29, 2007.

Ernst & Young served as the independent registered public accounting firm for Caremark Rx, Inc. (“Caremark”) prior to Caremark’s merger with the Company in March 2007. Other than with respect to Ernst & Young’s role as independent registered public accounting firm for Caremark in the case of clause (i) below, during the fifty-two week periods ended December 30, 2006 and December 31, 2005, and the subsequent interim period through September 26, 2007, neither the Company, nor anyone on its behalf, consulted with Ernst & Young with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Ernst & Young to the Company that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document
16.1	Letter from KPMG LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CAREMARK CORPORATION

By:	/s/ David B. Rickard
David B. Rickard Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Dated: October 1, 2007

Exhibit Index

Exhibit No.	Document
16.1	Letter from KPMG LLP to the Securities and Exchange Commission